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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                Amendment  No. 3

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
August 3, 1994



                               MMI MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


          California                   0-13608              95-3619990
(State or other jurisdiction       (Commission File      (I.R.S. Employer
      of incorporation)                 Number)        Identification Number)



              1611 Pomona Road, Corona, California          91720
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:
(909) 736-4570


                                 Not Applicable
         (Former name of former address, if changed since last report)

                                  Page 1 of 7

The Exhibit Index appears on Page 6

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Item 7.  Financial Statements and Exhibits

  The following is a manually signed accounts' report provided pursuant to Rule 2-02 of Regulation S-X.




The Exhibit Index is attached hereto as page 6.

                                   Page 2 of 7

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INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholder
MEDIQ Equipment and Maintenance Services, Inc.
Arlington, Texas

We have audited the accompanying balance sheets of MEDIQ Equipment and Maintenance Services, Inc. (a wholly-owned subsidiary of MEDIQ Incorporated) as of September 30, 1992 and 1993, and the related statements of operations, stockholder's deficit, and cash flows for each of the three years in the period ended September 30, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MEDIQ Equipment and Maintenance Services, Inc. as of September 30, 1992 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1993 in conformity with generally accepted accounting principles.

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The accompanying financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if MEDIQ Equipment and Maintenance Services, Inc. had been unaffiliated with MEDIQ Incorporated. As discussed in Notes A, C and F to the financial statements, MEDIQ Incorporated provides financing, guarantees certain liabilities and conducts certain other business transactions with the Company.

/s/ Deloitte & Touche LLP

DELOITTE  & TOUCHE  LLP

Philadelphia, Pennsylvania
January 8, 1994

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 1995             MMI MEDICAL, INC.
                                    (Registrant)

                              By: /s/ James P. Butler
                                 --------------------
                                 James P. Butler
                                 Vice President, Finance and
                                 Chief Financial Officer

                                  Page 5 of 7

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                                 EXHIBIT INDEX

Exhibit                                             PAGE

20.1 Consent of Deloitte & Touche                     7


                                   Page 6 of 7